UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 24, 2023

Date of Report

(Date of earliest event reported)

AMAZON.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Terry Avenue North, Seattle, Washington 98109-5210

(Address of principal executive offices, including Zip Code)

(206) 266-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMZN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.	3

SIGNATURES	6

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 24, 2023, Amazon.com, Inc. (the “Company”) held its Annual Meeting of Shareholders.

The following nominees were elected as directors, each to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified, by the vote set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey P. Bezos	6,980,639,941	367,108,287	20,661,618	1,298,652,951
Andrew R. Jassy	7,283,404,084	72,396,902	12,608,860	1,298,652,951
Keith B. Alexander	7,228,610,746	124,509,220	15,289,880	1,298,652,951
Edith W. Cooper	5,973,207,683	1,374,647,815	20,554,348	1,298,652,951
Jamie S. Gorelick	7,063,104,316	290,448,441	14,857,089	1,298,652,951
Daniel P. Huttenlocher	5,951,607,777	1,395,865,502	20,936,567	1,298,652,951
Judith A. McGrath	5,236,121,158	2,112,024,911	20,263,777	1,298,652,951
Indra K. Nooyi	7,180,632,749	134,049,727	53,727,370	1,298,652,951
Jonathan J. Rubinstein	7,071,567,313	281,676,345	15,166,188	1,298,652,951
Patricia Q. Stonesifer	7,004,215,383	349,470,037	14,724,426	1,298,652,951
Wendell P. Weeks	7,241,737,701	111,441,435	15,230,710	1,298,652,951

The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2023 was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
8,361,401,059	287,140,557	18,521,181	—

The compensation of our named executive officers as disclosed in the proxy statement was approved in an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,020,199,106	2,322,673,390	25,537,350	1,298,652,951

An advisory vote on the frequency of future advisory votes on executive compensation received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
7,270,477,259	11,671,932	67,529,229	18,731,426	1,298,652,951

In light of these voting results, the Company plans to hold future advisory votes on executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its shareholders.

The Company’s 1997 Stock Incentive Plan, as amended and restated, was reapproved for purposes of French tax law, as set forth below:

For	Against	Abstain	Broker Non-Votes
6,869,340,693	480,249,860	18,819,293	1,298,652,951

A shareholder proposal requesting a report on retirement plan options was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
490,423,709	6,284,800,004	593,186,133	1,298,652,951

A shareholder proposal requesting a report on customer due diligence was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
2,498,413,873	4,811,115,673	58,880,300	1,298,652,951

A shareholder proposal requesting reporting on content and product removal/restrictions was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
754,724,764	6,436,676,008	177,009,074	1,298,652,951

A shareholder proposal requesting a report on content removal requests was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
117,299,300	7,173,178,675	77,931,871	1,298,652,951

A shareholder proposal requesting additional reporting on stakeholder impacts was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,988,671,364	5,130,034,783	249,703,699	1,298,652,951

A shareholder proposal requesting alternative tax reporting was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,293,326,053	6,014,635,870	60,447,923	1,298,652,951

A shareholder proposal requesting additional reporting on climate lobbying was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,734,559,291	5,532,969,634	100,880,921	1,298,652,951

A shareholder proposal requesting additional reporting on gender/racial pay was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
2,138,766,104	5,174,973,947	54,669,795	1,298,652,951

A shareholder proposal requesting an analysis of costs associated with diversity, equity, and inclusion programs was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
60,804,059	7,256,490,940	51,114,847	1,298,652,951

A shareholder proposal requesting an amendment to our bylaws to require shareholder approval for certain future amendments was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
844,044,010	6,473,633,410	50,732,426	1,298,652,951

A shareholder proposal requesting additional reporting on freedom of association was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
2,551,640,467	4,757,532,187	59,237,192	1,298,652,951

A shareholder proposal requesting a new policy regarding our executive compensation process was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
476,336,491	6,798,711,183	93,362,172	1,298,652,951

A shareholder proposal requesting additional reporting on animal welfare standards was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
410,038,754	6,878,186,316	80,184,776	1,298,652,951

A shareholder proposal requesting an additional Board committee was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
462,033,238	6,819,293,663	87,082,945	1,298,652,951

A shareholder proposal requesting an alternative director candidate policy was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,349,994,843	5,968,467,387	49,947,616	1,298,652,951

A shareholder proposal requesting a report on warehouse working conditions was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
2,590,684,742	4,722,460,838	55,264,266	1,298,652,951

A shareholder proposal requesting a report on packaging materials was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
2,345,678,911	4,921,660,303	101,070,632	1,298,652,951

A shareholder proposal requesting a report on customer use of certain technologies was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
2,739,606,457	4,569,643,496	59,159,893	1,298,652,951

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ David A. Zapolsky
David A. Zapolsky
Senior Vice President

Dated: May 26, 2023

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